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                                                                    EXHIBIT 32.1


            SECTION 906 CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER


     I, Jack L. Messman, Chief Executive Officer of Novell, Inc., a Delaware corporation (the "Company"), hereby certify that:

     (1)  The Company's periodic report on Form 10-K for the year ended
          October 31, 2003 (the "Form 10-K") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                      * * *

CHIEF EXECUTIVE OFFICER

/s/ Jack L. Messman
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Jack L. Messman

Date: January 29, 2004